LEASES (Schedule of undiscounted cash flows under leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
For the year ending December 31,
2025	$ 573
2026	518
2027 and thereafter	444
Total minimum lease payments	1,535
Less: amount of lease payments representing interest	227
Present value of future minimum lease payments	1,308
Less: Current maturities of operating leases	430	$ 447
Long-term operating leases liabilities	$ 878	$ 1,206